EXHIBIT 10.24
                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

                                     between

                         MIDCOAST ENERGY RESOURCES, INC.
                          MAGNOLIA PIPELINE CORPORATION
                           H & W PIPELINE CORPORATION
                            MAGNOLIA RESOURCES, INC.
                            MAGNOLIA GATHERING, INC.
                         MIDCOAST HOLDINGS NO. ONE, INC.
                           MIDCOAST GAS PIPELINE, INC.
                           NUGGET DRILLING CORPORATION
                            MIDCOAST MARKETING, INC.
                        ALATENN ENERGY MARKETING COMPANY
                       TENNESSEE RIVER INTRASTATE GAS CO.

                                       and

                      BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                 Effective as of
                                  May 30, 1997
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                                TABLE OF CONTENTS

                                                                           PAGE

      ARTICLE I. DEFINITIONS...............................................  1
      1.01  Terms Defined Above............................................  1
      1.02  Terms Defined in Agreement.....................................  2
      1.03  References.....................................................  2
      1.04  Articles and Sections..........................................  2
      1.05  Number and Gender..............................................  2

      ARTICLE II. AMENDMENTS...............................................  2
      2.01   Amendment of Section 2.8......................................  2
      2.02   Amendment of Section 2.13.....................................  3
      2.03   Amendment of Section 2.22.....................................  3
      2.04   Amendment of Section 6.13.....................................  3
      2.05   Amendment of Section 6.14.....................................  4

      ARTICLE III. CONDITIONS..............................................  4
      3.01  Receipt of Documents...........................................  4
      3.02  Accuracy of Representations and Warranties.....................  4
      3.03  Matters Satisfactory to Lender.................................  5

      ARTICLE IV. REPRESENTATIONS AND WARRANTIES...........................  5

      ARTICLE V. RATIFICATION..............................................  5

      ARTICLE VI. MISCELLANEOUS............................................  5
      6.01  Scope of Amendment.............................................  5
      6.02  Agreement as Amended...........................................  5
      6.03  Parties in Interest............................................  5
      6.04  Rights of Third Parties........................................  5
      6.05  ENTIRE AGREEMENT...............................................  6
      6.06  GOVERNING LAW..................................................  6
      6.07  JURISDICTION AND VENUE.........................................  6

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                       FIRST AMENDMENT TO CREDIT AGREEMENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT") is made and entered into effective as of May 30, 1997, between MIDCOAST ENERGY RESOURCES, INC., a Nevada corporation ("MIDCOAST"), MAGNOLIA PIPELINE CORPORATION, an Alabama corporation ("MAGNOLIA PIPELINE"), H&W PIPELINE CORPORATION, an Alabama corporation ("H&W"), MAGNOLIA RESOURCES, INC., a Mississippi corporation ("MAGNOLIA RESOURCES"), MAGNOLIA GATHERING, INC., an Alabama corporation ("MAGNOLIA GATHERING"), MIDCOAST HOLDINGS NO. ONE, INC., a Delaware corporation ("MIDCOAST HOLDINGS"), MIDCOAST GAS PIPELINE, INC., a Texas corporation ("MIDCOAST GAS PIPELINE"), NUGGET DRILLING CORPORATION, a Minnesota corporation ("NUGGET"), MIDCOAST MARKETING, INC., a Texas corporation ("MIDCOAST MARKETING"), ALATENN ENERGY MARKETING COMPANY, an Alabama corporation ("ATEMCO"), TENNESSEE RIVER INTRASTATE GAS CO., an Alabama corporation ("TRIGAS", together with Midcoast, Magnolia Pipeline, H&W, Magnolia Resources, Magnolia Gathering, Midcoast Holdings, Midcoast Gas Pipeline, Nugget, Midcoast Marketing, and Atemco, collectively the "BORROWER") and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association (the "LENDER").


                             W I T N E S S E T H:

            WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated August 22, 1996 (the "AGREEMENT"), to which reference is here made for all purposes;

            WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this First Amendment, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

            1.01 TERMS DEFINED ABOVE. As used herein, each of the terms "AGREEMENT," "BORROWER," "FIRST AMENDMENT," and "LENDER" shall have the meaning assigned to such term hereinabove.
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            1.02 TERMS DEFINED IN AGREEMENT. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

            1.03 REFERENCES. References in this First Amendment to Article or Section numbers shall be to Articles and Sections of this First Amendment, unless expressly stated herein to the contrary. References in this First Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this First Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

            1.04 ARTICLES AND SECTIONS. This First Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this First Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

            1.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II.
                                   AMENDMENTS

            The Borrower and the Lender hereby amend the Agreement in the following particulars:

            2.01 AMENDMENT OF SECTION 1.2. Section 1.2 of the Agreement is hereby amended as follows:

            The following definition is amended to read as follows:

            "OBLIGATIONS" shall mean, without duplication, (a) all Indebtedness evidenced by the Note, (b) the Reimbursement Obligations, (c) the undrawn, amount of all outstanding, unexpired Letters of Credit, (d) the obligation of the Borrower for the payment of Commitment Fees, Facility Fees, Letter of Credit Fees, and Engineering Fees, any other agreements with the Lender, including, but not limited to ISDA Master Agreement, dated as of May 30, 1997, and (e) all other obligations and liabilities of

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            the Borrower to the Lender, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

            The following definitions are added to read as follows:

            "ELIGIBLE ACCOUNTS RECEIVABLE" shall mean the Accounts Receivable of Borrower related to gas marketing activities, only, not in excess of 30 days past invoice due date, but excluding all accounts receivable to one customer if fifteen percent (15%) of the total accounts receivable to such customer are more than 30 days past invoice due date and provided further that no one customer's accounts receivable shall constitute more than twenty percent (20%) of the eligible accounts receivable, but such limitation shall not apply to Westlake, Mapco, Champions International, Amoco Oil Co. and Reynolds Metal Co., or their successors.

            "'ISDA MASTER AGREEMENT" shall mean that certain ISDA Master Agreement dated as of May 30, 1997, between Midcoast and Lender.

            2.02 AMENDMENT OF SECTION 2.8. Section 2.8(a) of the Agreement is amended to read as follows:

            "(a) The Borrowing Base as of May 1, 1997, is acknowledged by the Borrower and the Lender to be $13,000,000 for the Revolving Line of Credit of which up to $3,000,000 is available for cash advances and up to $10,000,000 may be used for L/C's and $38,500,000 for the Reducing Revolving Line of Credit. The Borrowing Base for the Revolving Line of Credit is limited to 80% of Eligible Accounts Receivable of the Borrower and acceptable to the Lender in its sole discretion although this limit will not apply until 120 days after May 30, 1997. The Borrowing Base for the Reducing Revolving Line of Credit is determined by the Lender in its sole discretion and based on contracts that are acceptable to the Lender. Commencing on July 1, 1997, and continuing on August 1, 1997, the amount of the Borrowing Base on the Reducing Revolving Line of Credit shall be reduced by $321,000, provided, however, that such amount is subject to redetermination under Section 2.8(b). In addition to the above, the amount of the Borrowing Base on the Reducing Revolving Line of Credit shall be reduced by $7,000,000 on August 31, 1997. Commencing on

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            September 1, 1997, and continuing thereafter on the first day of each calendar month through the Commitment Termination Date, the amount of the Borrowing Base on the Reducing Revolving Line of Credit shall be reduced by $262,500, provided, however, that such amount is subject to redetermination under Section 2.8(b)."

            2.03 AMENDMENT OF SECTION 2.13. Section 2.13 of the Agreement is amended to add the following sentence:

            "... A facility fee in the amount of $325,000 for both the Revolving Line of Credit and the Reducing Revolving Line of Credit is owed by the Borrower. The Borrower has paid the Lender the sum of $150,000 and the balance of $175,000 is payable to the Lender upon the execution of this First Amendment to the Credit Agreement. In addition, there is owed by Borrower to the Lender the sum of $100,000 as a fee for the funding of the $7,000,000 portion of the increase in the Borrowing Base for the Reducing Revolving Line of Credit payable to the Lender upon the execution of this First Amendment."

            2.04 AMENDMENT OF SECTION 2.22. Section 2.22 PREPAYMENT PENALTY shall be added to the Agreement as follows:

            "In the event this facility is refinanced by a credit facility of another commercial bank or is cancelled prior to the Commitment Termination Date, the Borrower shall pay the Lender a fee of $250,000 during the calendar year 1997, $175,000 for 1998 and $75,000 for 1999."

            2.05 AMENDMENT OF SECTION 5.16. Section 5.16 of the Agreement is amended to delete in the sixth line after the word Lender, "and, naming the Lender as loss payee".

            2.06 AMENDMENT OF SECTION 6.13. Section 6.13 of the Agreement is amended to add the following sentence:

            "... After the purchase of Atrion Corporation's subsidiaries, the ratio shall be 1.25 and shall revert back to 1.40 on August 31, 1997."

            2.07 AMENDMENT OF SECTION 6.14. Section 6.14 of the Agreement is amended to add the following sentence:

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            "... The percentage of 60% shall be 76.5% until August 31, 1997, at which time it will revert back to 60%."

            2.08 AMENDMENT OF SECTION 6.16(C). Section 6.16(c) of the Agreement is amended to read as follows:

            "(c)  the net proceeds of all equity offerings..."

            2.09 AMENDMENT OF SECTION 7.1. Section 7.1(d) of the Agreement is amended to read as follows:

            "(d) default shall be made by the Borrower (as principal or guarantor or other surety) in the payment or performance of any bond, debenture, note, or other Indebtedness or under any credit agreement, including the credit agreement dated effective May 30, 1997, between the Lender and Alabama Tennessee Natural Gas Co., loan agreement, indenture, promissory note, or similar agreement or instrument executed in connection with any of the foregoing, and such default shall remain unremedied for in excess of the period of grace, if any, with respect thereto;"

                                  ARTICLE III.
                                   CONDITIONS

            The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

            3.01 RECEIPT OF DOCUMENTS. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

            (a) multiple counterparts of this First Amendment, as requested by the Lender;

            (b) Notice of Final Agreement;

            (c) Ratification of Mortgages;

            (d) Security Agreement and Stock Pledge from Midcoast pledging ___ shares of capital stock of Alabama Tennessee Natural Gas Co.;

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            (e) Security Agreement from Atemco and Trigas pledging all accounts and general intangibles;

            (f) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

            3.02 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV of the Agreement and this First Amendment shall be true and correct.

            3.03 MATTERS SATISFACTORY TO LENDER. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

            The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                   ARTICLE V.
                                  RATIFICATION

            Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this First Amendment.

                                   ARTICLE VI.
                                  MISCELLANEOUS

            6.01 SCOPE OF AMENDMENT. The scope of this First Amendment is expressly limited to the matters addressed herein and this First Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this First Amendment.

            6.02 AGREEMENT AS AMENDED. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

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            6.03 PARTIES IN INTEREST. All provisions of this First Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

            6.04 RIGHTS OF THIRD PARTIES. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

            6.05 ENTIRE AGREEMENT. THIS FIRST AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FIRST AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

            6.06 GOVERNING LAW. THIS FIRST AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY.

            6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIRST AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

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            IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                          BORROWER:

                                          MIDCOAST ENERGY RESOURCES, INC.

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Chief Financial Officer and
                                             Treasurer

                                          MAGNOLIA PIPELINE CORPORATION

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

                                          H & W PIPELINE CORPORATION

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

                                          MAGNOLIA RESOURCES, INC.

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

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                                          MAGNOLIA GATHERING, INC.

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

                                          MIDCOAST HOLDINGS NO. ONE, INC.

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

                                          MIDCOAST GAS PIPELINE, INC.

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

                                          NUGGET DRILLING CORPORATION

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

                                          MIDCOAST MARKETING, INC.

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

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                                          ALATENN ENERGY MARKETING
                                          COMPANY

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

                                          TENNESSEE RIVER INTRASTATE
                                          GAS CO.

                                          By:/s/RICHARD ROBERT
                                             Richard Robert
                                             Treasurer

                                          LENDER:

                                          BANK ONE, TEXAS, NATIONAL
                                          ASSOCIATION

                                           By: /s/JEFFREY W. BAKER
                                               Jeffrey W. Baker
                                               Vice President

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